================================================================================

                       BECOMING ART INC. LICENSE AGREEMENT



Memorandum of Agreement made and entered into this 7th day of December, 2003, by and between;


                  BECOMING ART INC. a Nevada Corporation in the business of reselling original art and original art images directly licensed from artists residing in United States and Canada, hereinafter referred to as the "BECOMING ART/licensee",

And
                  LISE TEREMBLAY (Thaychi), having an address at 780 Rue des Pins Ouest, St. Sauveur, Que. (hereinafter referred to as "Artist/licensor") and

Whereas, the Artist/Licensor is the owner of the entire right, title and interest in and to certain original art and images listed in Schedule A (hereinafter referred to as the "Licensed Images") for use on canvass transfers, paper prints, and any other printed material that wholesale and retail buyers may request from time to time (hereinafter referred to as the "Images"); and

Whereas, BECOMING ART/Licensee is desirous of securing and Artist/Licensor is willing to grant, upon the terms and conditions hereinafter set forth, a non-exclusive license of the are original artwork and/or Images for resale; Now, therefore, in consideration of a Fee Schedule as described in Schedule A and other good and valuable considerations, the receipt of which is hereby acknowledged, and in consideration of the covenants and obligations hereinafter set forth to be well and truly performed, the parties hereto hereby agree as follows:

I. Artist/Licensor hereby grants to BECOMING ART/Licensee a non-exclusive, non-transferable right and license to print, use and resell the Licensed Images and in connection with promotional material for the period of ten (10) years. Thereafter, this agreement will continue, however, the artist/Licensor may terminate this agreement after the tenth year for convenience upon 6 months written notice.

II. BECOMING ART/Licensee agrees to pay to Artist/Licensor, as a license, the sums set forth on Schedule A attached hereto and made a part hereof on each Image resold during the term of this agreement and license.

III. BECOMING ART/Licensee agrees that it will render to Artist/Licensor with each such fee payment a written statement setting forth the total net receipts from its fee-bearing sales used by it during the period covered by such statement, and BECOMING ART/Licensee agrees to provide a suitable statement in sufficient detail to enable the fees payable hereunder to be determined.

IIIA. The Artist will receive without cost five (5) copies of everyone of her artwork which will be printed for distribution.

IV. In the event that BECOMING ART/Licensee or Artist/Licensor defaults or breaches any of the provisions of this license agreement, the non-defaulting party may cancel the license here granted upon ten (10) days' written notice to the other party; provided, however, that if the defaulting party, within the ten
(10) day period referred to, cures the said default or breach, the license herein granted shall continue in full force and effect until the expiration of this Agreement or until the expiration of any re-issue, continuation or extension thereof, in the event of the termination of the license herein granted by Artist/Licensor to BECOMING ART/Licensee shall not be relieved of the duty and obligation to pay in full fees accrued and due and payable at the effective date of such termination.

V. Artist/Licensor shall indemnify and hold harmless and defend BECOMING ART/Licensee and BECOMING ART/Licensee's officers, agents and employees from and against any and all claims, demands, causes of action, suits, proceedings, liabilities, damages, losses, cost and expenses, including attorney's fees, caused by, incurred or resulting from any claimed infringement by the Licensed Images on the rights of any third party. Artist/Licensor agrees to cooperate with BECOMING ART/Licensee in the event the rights granted BECOMING ART/Licensee herein are infringed upon by a third party.

VI. In the event of any adjudication of bankruptcy, appointment of a Receiver by a court of competent jurisdiction, assignment for the benefit of creditors or levy of execution directly involving BECOMING ART/Licensee this agreement shall terminate.

VII. Any notice required or given pursuant to this Agreement shall be sent certified or registered mail, postage prepaid, return receipt requested to the address set forth above.

VIII. This agreement and the license herein granted shall inure to benefit of each of the parties hereto and the heirs, successors and assigns each of the parties. However, this agreement may not be assigned by either party in whole or in part. This Agreement shall be interpreted according to the laws of the Sate of Nevada, wherein jurisdiction shall be found in the event of any legal actions arising hereunder, This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof.

IX. No costs will be charged the artist including professional pictures, shipping and other related costs.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the day and year first above written.


/s/ Lise Tremblay                           Dec 2003
--------------------------------------      ---------
Artist/Licensor                             Date


/s/ Mike Hanson                             Dec 7, 2003
-------------------------------------       ---------
BECOMING ART/Licensee                       Date

                                   SCHEDULE A


              LIST OF IMAGES SUPPLIED TO BECOMING ART BY THE ARTIST
              -----------------------------------------------------
                          UNDER THIS LICENSE AGREEMENT:
                          -----------------------------


--------------------------------------------------------------------------------
      IMAGE #         Title                       Artist's     Date Created
                                                 Initials
--------------------------------------------------------------------------------

                      See A1 - A2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




                                  FEE SCHEDULE:
                                  -------------

BECOMING ART agrees to pay the Artist, 10% of the gross profit realized from the resale of any art product bearing the Licensed Image. Gross profit as defined by BECOMING ART will be calculated after all costs associated with that sale have been deducted, including but not limited to; travel, setup, retouching, printing, packaging, shipping, and returns.

BECOMING ART agrees to pay the Artist within 30 days of receipt of payment from the client.

PRICE LISTE
Creations Lise Tremblay
780 rue des pins oust
Saint Sauveur des monts
Quebec Canada
J0R 1R2
(450) 227-1745


Series A

Vetement de lumiere                      A-101                   48 x 48 inch
Ceremonie nuptiale                       A-102                   48 x 48
Monde imaginaire                         A-103                   48 x 48

Series B
Le double                                B-101                   16 x 20
Femme                                    B-102                    8 x 10
Miroir de la vie                         B-103                   10 x 20

Series C
Horizon lointain                         C-101                   12 x 14
Etudes dan l'espace                      C-102                   12 x 14
Language des sages                       C-103                    8 x 10
Cocus immortel                           C-104                   12 x 14

Series D
S'elancer                                D-101                   40 x 60
Arbre de mon enfance                     D-102                   30 x 30
Printemps sans retenue                   D-103                   24 x 24
Fenetre sur l'espace                     D-104                   22 x 30
Meditation                               D-105                    6 x 8
Sur deux tableau                         D-106                   12 x 14
Rencontre                                D-107                   12 x 32
La trinite                               D-108                   16 x 20
Passion                                  D-109                   24 x 60
Noire couleur                            D-110                   12 x 20

Series E
Lutin a la fleur                         E-101                   25 x 52
Magie des mages                          E-102                   24 x 36

Series F
Vers le haut                             F-101                   16 x 20
Integration                              F-102                   40 x 60
Foret Enchantee                          F-103                   16 x 20
Ils sont la                              F-104                   16 x 20
Apparation                               F-105                   16 x 20
Camouflage                               F-106                   16 x 20

Series G
Deploiement                              G-101                   30 x 30
Feuillage et racine                      G-102                   30 x 30
Bouleau porteur                          G-103                   30 x 30
Espace eternel                           G-104                   30 x 30
L'arbre de connaissance                  G-105                   30 x 30
L'arbre de vie                           G-106                   30 x 30

Series H
Heritage future                          H-101                   30 x 30
Harmonie                                 H-102                   30 x 30
Duo evolutif                             H-103                   30 x 30
L'atlante ou le juge                     H-104                   30 x 30

Series I
Les oies                                 I-101                   22 x 30
Entre ciel et terre                      I-102                   30 x 30
Porteur de joie                          I-103                   22 x 30
Retour de `lespace                       I-104                   22 x 30
La danse de l'albatros                   I-105                   22 x 30

                       BECOMING ART INC. LICENSE AGREEMENT



Memorandum of Agreement made and entered into this 3rd day of June, 2004, by and between;


                  BECOMING ART INC. a Nevada Corporation in the business of reselling original art and original art images directly licensed from artists residing in United States and Canada, hereinafter referred to as the "BECOMING ART/licensee",

And
                  GERALD MARTIN, having an address at 1119 Hornby Street, Vancouver, B.C., V6Z 1W1 (hereinafter referred to as "Artist/licensor") and

Whereas, the Artist/Licensor is the owner of the entire right, title and interest in and to certain original art and images listed in Schedule A (hereinafter referred to as the "Licensed Images") for use on canvass transfers, paper prints, and any other printed material that wholesale and retail buyers may request from time to time (hereinafter referred to as the "Images"); and

Whereas, BECOMING ART/Licensee is desirous of securing and Artist/Licensor is willing to grant, upon the terms and conditions hereinafter set forth, a non-exclusive license of the are original artwork and/or Images for resale; Now, therefore, in consideration of a Fee Schedule as described in Schedule A and other good and valuable considerations, the receipt of which is hereby acknowledged, and in consideration of the covenants and obligations hereinafter set forth to be well and truly performed, the parties hereto hereby agree as follows:

I. Artist/Licensor hereby grants to BECOMING ART/Licensee a non-exclusive, non-transferable right and license to print, use and resell the Licensed Images and in connection with promotional material for the period of ten (10) years. Thereafter, this agreement will continue, however, the artist/Licensor may terminate this agreement after the tenth year for convenience upon 6 months written notice.

II. BECOMING ART/Licensee agrees to pay to Artist/Licensor, as a license, the sums set forth on Schedule A attached hereto and made a part hereof on each Image resold during the term of this agreement and license.

III. BECOMING ART/Licensee agrees that it will render to Artist/Licensor with each such fee payment a written statement setting forth the total net receipts from its fee-bearing sales used by it during the period covered by such statement, and BECOMING ART/Licensee agrees to provide a suitable statement in sufficient detail to enable the fees payable hereunder to be determined.

IV. In the event that BECOMING ART/Licensee or Artist/Licensor defaults or breaches any of the provisions of this license agreement, the non-defaulting party may cancel the license here granted upon ten (10) days' written notice to the other party; provided, however, that if the defaulting party, within the ten
(10) day period referred to, cures the said default or breach, the license herein granted shall continue in full force and effect until the expiration of this Agreement or until the expiration of any re-issue, continuation or extension thereof, in the event of the termination of the license herein granted by Artist/Licensor to BECOMING ART/Licensee shall not be relieved of the duty and obligation to pay in full fees accrued and due and payable at the effective date of such termination.

V. Artist/Licensor shall indemnify and hold harmless and defend BECOMING ART/Licensee and BECOMING ART/Licensee's officers, agents and employees from and against any and all claims, demands, causes of action, suits, proceedings, liabilities, damages, losses, cost and expenses, including attorney's fees, caused by, incurred or resulting from any claimed infringement by the Licensed Images on the rights of any third party. Artist/Licensor agrees to cooperate with BECOMING ART/Licensee in the event the rights granted BECOMING ART/Licensee herein are infringed upon by a third party.

VI. In the event of any adjudication of bankruptcy, appointment of a Receiver by a court of competent jurisdiction, assignment for the benefit of creditors or levy of execution directly involving BECOMING ART/Licensee this agreement shall terminate.

VII. Any notice required or given pursuant to this Agreement shall be sent certified or registered mail, postage prepaid, return receipt requested to the address set forth above.

VIII. This agreement and the license herein granted shall inure to benefit of each of the parties hereto and the heirs, successors and assigns each of the parties. However, this agreement may not be assigned by either party in whole or in part. This Agreement shall be interpreted according to the laws of the Sate of Nevada, wherein jurisdiction shall be found in the event of any legal actions arising hereunder, This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof. IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the day and year first above written.


/s/ Gerald Martin                           June 3, 2004
--------------------------------------      ---------
Artist/Licensor                             Date


/s/ Mike Hanson                             June 3, 2004
-------------------------------------       ---------
BECOMING ART/Licensee                       Date



                                   SCHEDULE A

              LIST OF IMAGES SUPPLIED TO BECOMING ART BY THE ARTIST
              -----------------------------------------------------
                          UNDER THIS LICENSE AGREEMENT:
                          -----------------------------

----------------------------------------------------------------------------------------
      IMAGE #          Title                                   Artist's     Date Created
                                                              Initials
----------------------------------------------------------------------------------------
1                     Exploding Philosopher                    /s/ GM
----------------------------------------------------------------------------------------
2                     Consequence of Doubt                     /s/ GM
----------------------------------------------------------------------------------------
3                     Voyage Through the Mountains             /s/ GM
----------------------------------------------------------------------------------------
4                     Young Women in Yellow                    /s/ GM
----------------------------------------------------------------------------------------
5                     Last Battle of Finity                    /s/ GM
----------------------------------------------------------------------------------------
6                     Little Clown on the Shore                /s/ GM
----------------------------------------------------------------------------------------
7                     Dinner R.V.S.P.                          /s/ GM
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------


                                  FEE SCHEDULE:
                                  -------------

BECOMING ART agrees to pay the Artist, 10% of the gross profit realized from the resale of any art product bearing the Licensed Image. Gross profit as defined by BECOMING ART will be calculated after all costs associated with that sale have been deducted, including but not limited to; travel, setup, retouching, printing, packaging, shipping, and returns.

BECOMING ART agrees to pay the Artist within 30 days of receipt of payment from the client.

                       BECOMING ART INC. LICENSE AGREEMENT



Memorandum of Agreement made and entered into this 10th day of June, 2004, by and between;

                  BECOMING ART INC. a Nevada Corporation in the business of reselling original art and original art images directly licensed from artists residing in United States and Canada, hereinafter referred to as the "BECOMING ART/licensee",

And
                  Scott Addison, having an address at 104-603 West 8th Avenue, Vancouver, B.C., V5N 1C7 (hereinafter referred to as "Artist/licensor") and


Whereas, the Artist/Licensor is the owner of the entire right, title and interest in and to certain original art and images listed in Schedule A (hereinafter referred to as the "Licensed Images") for use on canvass transfers, paper prints, and any other printed material that wholesale and retail buyers may request from time to time (hereinafter referred to as the "Images"); and

Whereas, BECOMING ART/Licensee is desirous of securing and Artist/Licensor is willing to grant, upon the terms and conditions hereinafter set forth, a non-exclusive license of the are original artwork and/or Images for resale; Now, therefore, in consideration of a Fee Schedule as described in Schedule A and other good and valuable considerations, the receipt of which is hereby acknowledged, and in consideration of the covenants and obligations hereinafter set forth to be well and truly performed, the parties hereto hereby agree as follows:

I. Artist/Licensor hereby grants to BECOMING ART/Licensee a non-exclusive, non-transferable right and license to print, use and resell the Licensed Images and in connection with promotional material for the period of ten (10) years. Thereafter, this agreement will continue, however, the artist/Licensor may terminate this agreement after the tenth year for convenience upon 6 months written notice.

II. BECOMING ART/Licensee agrees to pay to Artist/Licensor, as a license, the sums set forth on Schedule A attached hereto and made a part hereof on each Image resold during the term of this agreement and license.

III. BECOMING ART/Licensee agrees that it will render to Artist/Licensor with each such fee payment a written statement setting forth the total net receipts from its fee-bearing sales used by it during the period covered by such statement, and BECOMING ART/Licensee agrees to provide a suitable statement in sufficient detail to enable the fees payable hereunder to be determined.

IV. In the event that BECOMING ART/Licensee or Artist/Licensor defaults or breaches any of the provisions of this license agreement, the non-defaulting party may cancel the license here granted upon ten (10) days' written notice to the other party; provided, however, that if the defaulting party, within the ten
(10) day period referred to, cures the said default or breach, the license herein granted shall continue in full force and effect until the expiration of this Agreement or until the expiration of any re-issue, continuation or extension thereof, in the event of the termination of the license herein granted by Artist/Licensor to BECOMING ART/Licensee shall not be relieved of the duty and obligation to pay in full fees accrued and due and payable at the effective date of such termination.

V. Artist/Licensor shall indemnify and hold harmless and defend BECOMING ART/Licensee and BECOMING ART/Licensee's officers, agents and employees from and against any and all claims, demands, causes of action, suits, proceedings, liabilities, damages, losses, cost and expenses, including attorney's fees, caused by, incurred or resulting from any claimed infringement by the Licensed Images on the rights of any third party. Artist/Licensor agrees to cooperate with BECOMING ART/Licensee in the event the rights granted BECOMING ART/Licensee herein are infringed upon by a third party.

VI. In the event of any adjudication of bankruptcy, appointment of a Receiver by a court of competent jurisdiction, assignment for the benefit of creditors or levy of execution directly involving BECOMING ART/Licensee this agreement shall terminate.

VII. Any notice required or given pursuant to this Agreement shall be sent certified or registered mail, postage prepaid, return receipt requested to the address set forth above.

VIII. This agreement and the license herein granted shall inure to benefit of each of the parties hereto and the heirs, successors and assigns each of the parties. However, this agreement may not be assigned by either party in whole or in part. This Agreement shall be interpreted according to the laws of the Sate of Nevada, wherein jurisdiction shall be found in the event of any legal actions arising hereunder, This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof. IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the day and year first above written.


/s/ Scott Addison                           June 10, 2004
--------------------------------------      ---------
Artist/Licensor                             Date


/s/ Mike Hanson                             June 10, 2004
-------------------------------------       ---------
BECOMING ART/Licensee                       Date

                                   SCHEDULE A


              LIST OF IMAGES SUPPLIED TO BECOMING ART BY THE ARTIST
              -----------------------------------------------------
                          UNDER THIS LICENSE AGREEMENT:
                          -----------------------------

--------------------- ------------------------------------------------------------------
      IMAGE #         Title                                   Artist's     Date Created
                                                              Initials
----------------------------------------------------------------------------------------
1                     Tundra                                   /s/ SA
2                     Flag
3                     Goldsea
4                     Oceanside
----------------------------------------------------------------------------------------
5                     Jettails                                /s/ SA
6                     Stride
7                     Hydrology
8                     Canvas
----------------------------------------------------------------------------------------
9                     Descent                                /s/ SA
10                    David
11                    Unison
12                    Chordata
----------------------------------------------------------------------------------------
13                    Foundation                             /s/ SA
14                    Vigilance
15                    Parallax
16                    Brother
----------------------------------------------------------------------------------------
17                    Conflict                               /s/ SA
18                    Wield
19                    Transition
20                    Moment
----------------------------------------------------------------------------------------
21                    Kinetics                               /s/ SA
22                    Tranquil
23                    Reflection
24                    Polarity
----------------------------------------------------------------------------------------
25                    Flat                                   /s/ SA
26                    Ionize
27                    Terminus
28                    Venetion
----------------------------------------------------------------------------------------
29                    Incertus                               /s/ SA
30                    Occidental
31                    Hydra
32                    Frequency
33                    Absorption
----------------------------------------------------------------------------------------

                                  FEE SCHEDULE:
                                  -------------

BECOMING ART agrees to pay the Artist, 10% of the gross profit realized from the resale of any art product bearing the Licensed Image. Gross profit as defined by BECOMING ART will be calculated after all costs associated with that sale have been deducted, including but not limited to; travel, setup, retouching, printing, packaging, shipping, and returns.

BECOMING ART agrees to pay the Artist within 30 days of receipt of payment from the client.

                       BECOMING ART INC. LICENSE AGREEMENT



Memorandum of Agreement made and entered into this 4th day of November 2004, by and between;


                  BECOMING ART INC. a Nevada Corporation in the business of reselling original art and original art images directly licensed from artists residing in United States and Canada, hereinafter referred to as the "BECOMING ART/licensee",

And
                  ARTHUR ANGUS, having an address at 1734 Hubert Street, Kincolith, B.C., V0V 1B0 (hereinafter referred to as "Artist/licensor") and

Whereas, the Artist/Licensor is the owner of the entire right, title and interest in and to certain original art and images listed in Schedule A (hereinafter referred to as the "Licensed Images") for use on canvass transfers, paper prints, and any other printed material that wholesale and retail buyers may request from time to time (hereinafter referred to as the "Images"); and

Whereas, BECOMING ART/Licensee is desirous of securing and Artist/Licensor is willing to grant, upon the terms and conditions hereinafter set forth, a non-exclusive license of the are original artwork and/or Images for resale; Now, therefore, in consideration of a Fee Schedule as described in Schedule A and other good and valuable considerations, the receipt of which is hereby acknowledged, and in consideration of the covenants and obligations hereinafter set forth to be well and truly performed, the parties hereto hereby agree as follows:

I. Artist/Licensor hereby grants to BECOMING ART/Licensee a non-exclusive, non-transferable right and license to print, use and resell the Licensed Images and in connection with promotional material for the period of ten (10) years. Thereafter, this agreement will continue, however, the artist/Licensor may terminate this agreement after the tenth year for convenience upon 6 months written notice.

II. BECOMING ART/Licensee agrees to pay to Artist/Licensor, as a license, the sums set forth on Schedule A attached hereto and made a part hereof on each Image resold during the term of this agreement and license.

III. BECOMING ART/Licensee agrees that it will render to Artist/Licensor with each such fee payment a written statement setting forth the total net receipts from its fee-bearing sales used by it during the period covered by such statement, and BECOMING ART/Licensee agrees to provide a suitable statement in sufficient detail to enable the fees payable hereunder to be determined.

IV. In the event that BECOMING ART/Licensee or Artist/Licensor defaults or breaches any of the provisions of this license agreement, the non-defaulting party may cancel the license here granted upon ten (10) days' written notice to the other party; provided, however, that if the defaulting party, within the ten
(10) day period referred to, cures the said default or breach, the license herein granted shall continue in full force and effect until the expiration of this Agreement or until the expiration of any re-issue, continuation or extension thereof, in the event of the termination of the license herein granted by Artist/Licensor to BECOMING ART/Licensee shall not be relieved of the duty and obligation to pay in full fees accrued and due and payable at the effective date of such termination.

V. Artist/Licensor shall indemnify and hold harmless and defend BECOMING ART/Licensee and BECOMING ART/Licensee's officers, agents and employees from and against any and all claims, demands, causes of action, suits, proceedings, liabilities, damages, losses, cost and expenses, including attorney's fees, caused by, incurred or resulting from any claimed infringement by the Licensed Images on the rights of any third party. Artist/Licensor agrees to cooperate with BECOMING ART/Licensee in the event the rights granted BECOMING ART/Licensee herein are infringed upon by a third party.

VI. In the event of any adjudication of bankruptcy, appointment of a Receiver by a court of competent jurisdiction, assignment for the benefit of creditors or levy of execution directly involving BECOMING ART/Licensee this agreement shall terminate.

VII. Any notice required or given pursuant to this Agreement shall be sent certified or registered mail, postage prepaid, return receipt requested to the address set forth above.

VIII. This agreement and the license herein granted shall inure to benefit of each of the parties hereto and the heirs, successors and assigns each of the parties. However, this agreement may not be assigned by either party in whole or in part. This Agreement shall be interpreted according to the laws of the Sate of Nevada, wherein jurisdiction shall be found in the event of any legal actions arising hereunder, This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof. IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the day and year first above written.


/s/ Arthur Angus                            Nov 4, 2004
--------------------------------------      ---------
Arthur Angus, Artist                        Date


/s/ Mike Hanson                             November 4, 2004
-------------------------------------       ---------
Michael Hanson, Licensee/Director           Date

                                   SCHEDULE A


              LIST OF IMAGES SUPPLIED TO BECOMING ART BY THE ARTIST
                          UNDER THIS LICENSE AGREEMENT:

----------------------------------------------------------------------------------------
      IMAGE #        Title                                    Artist's     Date Created
                                                              Initials
----------------------------------------------------------------------------------------
01                   Eagle Design, 16 x 20                     /s/ AA        April 2002
----------------------------------------------------------------------------------------
02                   Raven Design, 16 x 20                     /s/ AA        April 2002
----------------------------------------------------------------------------------------
03                   Four Crests, The Storm, 16 x 20           /s/ AA        Sept 2004
----------------------------------------------------------------------------------------
04                   Raven and Wolf, 16 x 20                   /s/ AA        March 1999
----------------------------------------------------------------------------------------
05                   Sea Dragon, 16 x 20                       /s/ AA        August 2000
----------------------------------------------------------------------------------------
06                   Purple Butterflies 12 x 16                /s/ AA        Sept 2004
07                   Box Design of Frog 12 x 16                              Sept 2004
----------------------------------------------------------------------------------------
08                   Four Crest Design - The Mothers 12 x 16   /s/ AA        Sept 2004
09                   Howling Wolf 12 x 16                                    Sept 2004
----------------------------------------------------------------------------------------
10                   Golden Eagle 12 x 16                      /s/ AA        Oct 2004
----------------------------------------------------------------------------------------




                                  FEE SCHEDULE:
                                  -------------

BECOMING ART agrees to pay the Artist, 10% of the gross profit realized from the resale of any art product bearing the Licensed Image. Gross profit as defined by BECOMING ART will be calculated after all costs associated with that sale have been deducted, including but not limited to; travel, setup, retouching, printing, packaging, shipping, and returns.

BECOMING ART agrees to pay the Artist within 30 days of receipt of payment from the client.

                        Wholesale Distribution Agreement

This agreement ("Agreement") is entered into:

BETWEEN: Becoming Art Inc. of 867 West 8th Avenue, Vancouver, British Columbia, V5Z 1 E3, represented by Mike Hanson

(Herein called the Wholesaler)

AND:
                  Made in Art of 4095 Saint-Laurent Boulevard, Montreal, Quebec, H2W 1Y7, represented by its President, David Farsi,

(Herein called the Company)

WHEREAS, the Company sells a collection of numerical images by David Farsi and related products;

WHEREAS, the Wholesaler is in the business of reselling art work to purchasing departments and retailers;

THEREFORE, in consideration of the following conditions set for this Agreement, the parties agree to the following.

1.       DEFINITIONS

"Customer" means an end user of a Product.

"Products" means the image sizes made available by the Company to its wholesalers, distributors and resellers, a list of which is attached as Exhibit
A. A Product may be a numerical image (piece, of art), a standard product (such as a frame) or any combination of those.

2.       TERMS

2.1 Appointment

The Company hereby appoints the Wholesaler, and the Wholesaler accepts such appointment, to act as a wholesaler of Products towards Purchasing Departments and Retailers which resell Products to their own Customers. Sale of Products to other wholesalers or wholesaler's affiliates is strictly prohibited. The wholesaler will only sell the Products to his Retail Network, and will not market or sell the Products using any Internet site or mail order catalog without specific: written authorization from the Company.

2.2 Wholesale prices

The wholesale prices paid by the Reseller to the Company for Products shall be as set forth in Exhibit A. The Company shall have the right, at any time, to change, alter, or amend Product prices upon written notice. Prices are exclusive of all taxes, insurance, and shipping and handling charges, which are the Wholesaler's sole responsibility.

3.       PRODUCT SAMPLES AND SELLING TOOLS

The Wholesaler is provided by the Company a set of Products and selling tools, as described in Exhibit B, to be used in the sole purpose of showing, demonstrating and selling the Product.

Such product samples and selling tools are of the sole responsibility of the Wholesaler.

In case of breach of this Agreement, and upon written request of the Company, or upon termination of this Agreement, the Wholesaler shall return the products in good condition to the Company.

4.         ORDERING AND PAYMENT PROCESS

4.1 Processing of orders

Orders shall be taken by the Wholesaler from his Clients and forwarded via email to both the company and the Company Representative namely Craig Hartman.

The Company Representative shall be responsible for acknowledging receipt of order and obtaining acceptance and terms of delivery from the Company.

Products will be delivered by specified courier with a specified delivery time to be forwarded to the Wholesaler or available for pick-up within five (5) working days from receipt of order and payment by Wholesaler of fifty percent (50%) of the order total value. Balance upon delivery and inspection of product(s).

4.2 Shipment

All freight, insurance and other shipping expenses from Delivery Point, as well as any expenses related to the Wholesaler or Retailer's special packing requests will be borne by the Wholesaler or Retailer unless otherwise agreed to in writing by the Company.

4.3 Payments

Terms of payment shall be agreed upon for every order taken. First orders taken will necessarily require a down payment equivalent to forty percent (40%) of the total order value: balance of payment on those orders will be due and payable by Wholesaler in full C.O.D. upon receipt or pick-up.

Payments shall be done directly by Wholesaler to the Company using one of the following means: wire transfer, direct deposit or credit card.

5.         DEFECTIVE PRODUCT RETURNS

Returns of defective Products will be accepted by the Company when the Company authorized carriers are used. Return shipment charges via unauthorized carriers and all customs or broker's fees are the responsibility of the Wholesaler or Retailer. The Company reserves the right to charge back to the Wholesaler or Retailer shipping charges incurred on those Products which were returned as defective and no fault was found.

6.         WHOLESALER'S OBLIGATIONS

6.1 Exhibition and promotion

The Wholesaler agrees (i) to clearly present the Products as "David Farsi" art or such other title as may correspond to the standards of the Company, (ii) to transport, handle, care for, and display the Products in a manner consistent with the quality of the Products, (iii) to assure that retailers maintain their Exhibit Outlet as a first-class facility, and (iv) to aggressively market the Products.

6.2 Wholesaler's covenants

The Wholesaler will: (i) conduct business in a manner that reflects favorably at all times on Products and the good name, goodwill and reputation of the Company;
(ii) avoid deceptive or misleading practices that are or might be detrimental to the Company or the Company Products; (iii) make no false or misleading representations with regard to the Company or the Company Products; (iv) not publish or cooperate in the publication of any misleading or deceptive advertising material with regard to the Company or the Company Products;

6.3 Insurance

The Wholesaler shall, at his own expense, keep in force insurance coverage for all the Products given to him by the Company, for the wholesale value of the Products as stipulated in Exhibit A, or any subsequent document, without any deductions for depreciation, which insurance shall also be fully valid until complete payment of the Products in consignment or return to the Company. The foregoing insurance policy shall include coverage against all risk of physical loss or damage from any external cause while in transit and on location in a retail outlet during the consignment period. Such insurance policy shall contain a waiver of subrogation in favor of the Company.

6.4 Use of trademarks and proprietary notices

During the term of this Agreement, the Wholesaler may use the trademarks, trade names, logos and designations used by the Company for the Company Products solely in connection with the advertisement and promotion of the Company Products, and in accordance with the Company's then-current trademark usage policies. The Wholesaler shall not remove or destroy and shall assure that Retailers do not remove or destroy any copyright notices, trademarks or other proprietary markings on the Products or any materials related to the Products.

6.5 Intellectual property

The Company does not consent to any form of reproduction of the Products. Notwithstanding the above, the Company consents to photography, filming or videotaping of the Products for use by the Wholesaler in advertising, promotion and merchandising the Products. It is understood that the Products are works of art, and that the International Law on Copyrights applies in its entirety and at anytime.

7.                TERM AND TERMINATION

7.1 Term

This Agreement shall commence on the Effective Date and continue for three (3) years thereafter unless terminated earlier as provided herein.

7.2 Termination without cause

The Wholesaler or the Company may terminate this Agreement without cause, at any time, by written notice to the other party not less than ninety (90) days prior to the effective date of termination.

7.3 Termination for breach

The Company may terminate this Agreement, for cause, by written notice to the Wholesaler not less, than ten (10) days prior to the effective date of such notice in the event that: (i) the Wholesaler fails to pay past due invoices within thirty (30) days after notice that invoices are past due; (ii) the Wholesaler violates any other material provision of this Agreement; or (iii) control of the Wholesaler is acquired, directly or indirectly, by a third party or the Wholesaler is merged with a third party. Upon giving its notice of termination, the Company may alter its terms of sale, including payment terms, and take such other action as may be consistent with the termination of this Agreement.

7.4 Termination for insolvency

At the option of the Company or the Wholesaler, this agreement shall terminate immediately if: (I) a receiver is appointed for the other party or its property;
(ii) the other party becomes insolvent or unable to pay its debts as they mature or ceases to pay its debts as they mature in the ordinary course of business, or makes an assignment for the benefit of creditors; (iii) any proceedings are commenced by or for the other party under any bankruptcy, insolvency or debtors' relief law; or (iv) the other party commences to dissolve under applicable law.

All amounts payable by the Wholesaler to the Company shall survive termination and become immediately due and payable. In addition, the Company shall have the right to repurchase unsold Products in the Wholesaler's inventory.

       8.         WARRANT DISCLAIMER


     THE COMPANY MAKES NO WARRANTIES OR REPRESENTATIONS AS TO THE PRODUCTS. ALL IMPLIED WARRANTIES AND CONDITIONS, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON INFRINGEMENT, ARE HEREBY DISCLAIMED.

     9.           LIMITATION OF LIABILITY

     THE LIABILITY OF THE COMPANY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE SUPPLY OF PRODUCTS HEREUNDER, SHALL BE LIMITED TO THE ACTUAL AMOUNTS PAID BY THE WHOLESALER TO THE COMPANY FOR THE PRODUCTS, AND SHALL IN NO EVENT INCLUDE LOSS OF PROFITS, COST OF PROCURING SUBSTITUTE GOODS OR SERVICES, OR ANY INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES OF ANY KIND, EVEN IF THE COMPANY OR ITS SUPPLIER IS AWARE OF THE POSSIBILITY OF SUCH DAMAGES.

     10.          GENERAL

     10.1 Assignment

     Neither party may assign, delegate, or transfer the Agreement or any of its rights or duties hereunder, without the prior written consent of the other party. Any attempted assignment or delegation in violation of this section shall be void. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties, their successors and permitted assigns. Notwithstanding the foregoing, the Company may assign its rights and duties hereunder in connection with a merger, consolidation, corporate reorganization, acquisition, or sale of all or substantially all the assets of the Company.

     10.2 Governing law

     This agreement shall be governed by the laws of the Province of Quebec.

     10.3 Independent contractors

     In performing their respective duties under this Agreement, each of the parties will be operating as an independent contractor. Nothing contained herein will in any way constitute any association, partnership, or joint venture between the parties hereto, or be construed to evidence the intention of the parties to establish any such relationship. Neither party will have the power to bind the other party or incur obligations on the other party's behalf without the other party's prior written consent.

     10.4 Modification and waiver

     No modification to this Agreement, nor any waiver of any rights, will be effective unless assented to in writing by the party to be charged, and the waiver of any breach or default shall not constitute a waiver of any other right hereunder or any subsequent breach or default.

     10.5 Notices

     Any required or permitted notices hereunder must be given in writing at the address of each party set forth below, or to such other address as either party may substitute by written notice to the other in the manner contemplated herein, by one of the following methods: hand delivery; registered, express, certified mail, or facsimile. Notices will be deemed given on the date received.

     10.6 Severability

     If for any reason any provision of this Agreement shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions of this Agreement shall remain in full force and effect.

     10. 7 Limitation of action

     Any legal action arising out of this Agreement shall be barred unless commenced within one (1) year of the act or omission giving rise to the action. Such limitation shall not apply to any actions asserted against the reseller by the Company arising from any delinquencies In payment for Products.

     10.8 Entire agreement

     This Agreement and the exhibits attached hereto constitute the entire and exclusive agreement between the parties hereto with respect to the subject matter hereof and supersede any prior agreements between the parties with respect to such subject matter.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective authorized representatives as of the Effective Date.

     Accepted and agreed as of today, November 28, 2003


     /s/ Mike Hanson
     --------------------------
     Becoming Art Inc.
     Represented by Mike Hanson


     /s/ David Farsi
     --------------------------
     Made In Art
     Represented by David Farsi

                                    EXHIBIT A

                            PRODUCTS & PRICING POLICY
                         DAVID FARSI'S NUMERICAL IMAGES

                Products                              Per unit
                                                      wholesale
                                                        price
             12 x 12 images
             12 x 16 images
             12 x 12 Made In
               Art frames
                (plastic)
             12 x 16 Made In
               Art frames
                (plastic)
             27 x 27 framed
                pictures



         * Prices are stated in Canadian dollars.
         All 12 x 12 and 12 x 16 images are delivered with an adhesive magnetic sheet.

         All Products are delivered with their proper  packaging  which includes
         for  all  images  and  frames,   gift  boxes  and  protective  sleeves,
         advertising David Farsi's name and logo.

                                    EXHIBIT B

                     INITIAL SET OF SAMPLES & SELLING TOOLS


     Lists products given on consignment by the Company to the Wholesaler


         12 x 12 image reference numbers: ____

------------- ---------------- ----------------- ---------------- -------------

------------- ---------------- ----------------- ---------------- -------------

------------- ---------------- ----------------- ---------------- -------------

------------- ---------------- ----------------- ---------------- -------------


         12 x 16 image reference numbers: ____

------------ ----------------- ---------------- ----------------- -------------

------------- ---------------- ----------------- ---------------- -------------

------------- ---------------- ----------------- ---------------- -------------

------------- ---------------- ----------------- ---------------- -------------


         70 x 70 image reference numbers: ____
------------- ---------------- ----------------- ---------------- -------------

------------- ---------------- ----------------- ---------------- -------------

------------- ---------------- ----------------- ---------------- -------------

------------- ---------------- ----------------- ---------------- -------------

------------- ---------------- ----------------- ---------------- -------------



         Frames
------------- ---------------- ----------------- ---------------- -------------
12 x 12 format
------------- ---------------- ----------------- ---------------- -------------
12 x 16 format
------------- ---------------- ----------------- ---------------- -------------

------------- ---------------- ----------------- ---------------- -------------


Others (to be stated)